EXHIBIT 32.2
                CERTIFICATION PURSUANT TO 18 USC, SECTION 1350,
                      AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Triangle Alternative Network Incorporated (the "Company") on Form 10-Q for the quarter ended March 31, 2009, as filed with the Securities and Exchange Commission on or about the date hereof (the "Report"), I, Gerry Shirren_, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 15, 2009             /s/ Gerry Shirren
                                -----------------
                                By: Gerry Shirren
                                Its: Chief Financial Officer